Exhibit 99.2

POWER OF ATTORNEY

Ignacio Javier Cueto Plaza, Enrique Miguel Cueto Plaza, María Esperanza Cueto Plaza, Isidora Cueto Cazes, Felipe Jaime Cueto Ruiz-Tagle, María Emilia Cueto Ruiz- Tagle, Andrea Raquel Cueto Ventura, Daniela Esperanza Cueto Ventura, Valentina Ara Cueto Ventura, Alejandra Sonia Cueto Ventura, Francisca María Cueto Ventura, Juan José Cueto Ventura, Manuela Cueto Sarquis, Pedro Cueto Sarquis, Juan Cueto Sarquis, Antonia Cueto Sarquis, Manuela Cueto Sarquis, Fernanda Cueto Délano, Ignacio Cueto Délano, Javier Cueto Délano, Pablo Cueto Délano, José Cueto Délano, Nieves Isabel Alcaíno Cueto, María Elisa Alcaíno Cueto, María Esperanza Alcaíno Cueto, Inversiones Mineras del Cantábrico S.A., Costa Verde Aeronáutica S.A., Inversiones Costa Verde Limitada y Compañía en Comandita por Acciones, Inversiones Costa Verde Limitada, Inmobiliaria e Inversiones La Espasa Limitada, Inmobiliaria e Inversiones Caravia Limitada, Inmobiliaria e Inversiones Puerto Claro S.A., Inmobiliaria e Inversiones Priesca Limitada, Inmobiliaria e Inversiones El Fano Limitada, South Andean Investments (Chile) S.A. and Isidora Cueto Cazes y Compañía Limitada (collectively the “Cueto Group”) each hereby constitute and appoint Juan José Cueto Plaza (the “Attorney-in-Fact”) as legal representative to execute for and on behalf of the Cueto Group, all Schedules 13D and 13G under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission and relevant stock exchanges (individually, each a "Filing"), hereby granting unto said Attorney-in-Fact full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as each of the members of the Cueto Group might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact may lawfully do or cause to be done by virtue hereof.

The undersigned acknowledges that the Attorney-in-Fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 13 of the Securities Exchange Act of 1934.

The powers hereby conferred upon the Attorney-in-Fact shall continue in force until notice of the revocation of this Power of Attorney has been received by the Attorney-in-Fact.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed this Power of Attorney this 19th day of March, 2010.

[Signature pages follow]

March 19, 2010	IGNACIO JAVIER CUETO PLAZA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	ENRIQUE MIGUEL CUETO PLAZA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	MARÍA ESPERANZA CUETO PLAZA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	ISIDORA CUETO CAZES By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	FELIPE JAIME CUETO RUIZ-TAGLE By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	MARÍA EMILIA CUETO RUIZ-TAGLE By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	ANDREA RAQUEL CUETO VENTURA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	DANIELA ESPERANZA CUETO VENTURA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	VALENTINA ARA CUETO VENTURA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	ALEJANDRA SONIA CUETO VENTURA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	FRANCISCA MARÍA CUETO VENTURA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	JUAN JOSÉ CUETO VENTURA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	MANUELA CUETO SARQUIS By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	PEDRO CUETO SARQUIS By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	JUAN CUETO SARQUIS By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	ANTONIA CUETO SARQUIS By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	MANUELA CUETO SARQUIS By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	FERNANDA CUETO DÉLANO By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	IGNACIO CUETO DÉLANO By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	JAVIER CUETO DÉLANO By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	PABLO CUETO DÉLANO By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	JOSÉ CUETO DÉLANO By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	NIEVES ISABEL ALCAÍNO CUETO By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	MARÍA ELISA ALCAÍNO CUETO By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	MARÍA ESPERANZA ALCAÍNO CUETO By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	INVERSIONES MINERAS DEL CANTABRICO S.A. By: /s/ Juan José Cueto Plaza By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	COSTA VERDE AERONÁUTICA S.A. By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	INVERSIONES COSTA VERDE LIMITADA Y COMPAÑÍA EN COMANDITA POR ACCIONES By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	INVERSIONES COSTA VERDE LIMITADA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	INMOBILIARIA E INVERSIONES LA ESPASA LIMITADA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	INMOBILIARIA E INVERSIONES CARAVIA LIMITADA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	INMOBILIARIA E INVERSIONES PUERTO CLARO S.A. By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	INMOBILIARIA E INVERSIONES PRIESCA LIMITADA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	INMOBILIARIA E INVERSIONES EL FANO LIMITADA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	SOUTH ANDEAN INVESTMENTS (CHILE) S.A. By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative
March 19, 2010	ISIDORA CUETO CAZES Y COMPAÑIA LIMITADA By: /s/ Juan José Cueto Plaza Name: Juan José Cueto Plaza Title: Legal Representative